UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 22056

John Hancock Tax-Advantaged Global Shareholder Yield Fund
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Alfred P. Ouellette, Senior Counsel & Assistant Secretary

601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4324

Date of fiscal year end:	October 31

Date of reporting period:	July 31, 2008

ITEM 1. SCHEDULE OF INVESTMENTS

John Hancock
MUTUAL FUNDS

John Hancock

Tax-Advantaged Global Shareholder Yield Fund

QUARTERLY PORTFOLIO HOLDINGS

7.31.2008

JH Tax-Advantaged Global Shareholder Yield Fund
Securities owned by the Fund on
July 31, 2008 (Unaudited)

Issuer	Shares	Value

Common stocks 95.76%		$141,861,620
(Cost $162,186,563)

Australia 0.48%		717,775
Insurance Australia Group Ltd. (Property & Casualty Insurance)	196,200	717,775

Austria 0.41%		607,181
Telekom Austria AG (Integrated Telecommunication Services)	29,500	607,181

Belgium 2.90%		4,289,472
InBev NV (Brewers)	64,000	4,289,472

Canada 1.88%		2,791,249
Manitoba Telecom Services, Inc. (Integrated Telecommunication Services)	70,000	2,791,249

France 6.49%		9,608,592
France Telecom SA (Integrated Telecommunication Services)	200,000	6,323,794
Total SA (Integrated Oil & Gas)	42,900	3,284,798

Italy 3.00%		4,437,741
Arnoldo Mondadori Editore SpA (Publishing)	87,000	522,509
Enel SpA (Electric Utilities)	299,000	2,763,362
Eni SpA ADR (Integrated Oil & Gas)	7,100	478,540
Intensa Sanpaolo (Diversified Banks)	119,900	673,330

New Zealand 1.19%		1,763,772
Telecom Corporation of New Zealand Ltd. ADR (Integrated Telecommunication
Services)	128,088	1,763,772

Philippines 0.53%		778,845
Philippine Long Distance Telephone Co. ADR (Wireless Telecommunication
Services)	13,700	778,845

South Korea 1.13%		1,676,493
KT Corp. ADR (Integrated Telecommunication Services)	81,900	1,676,493

Switzerland 2.22%		3,289,872
Nestle SA (Packaged Foods & Meats)	75,000	3,289,872

Taiwan 2.12%		3,144,238
Far EasTone Telecommunications Co., Ltd.
(Wireless Telecommunication Services) (I)	1,102,047	1,797,033
Taiwan Seiconductor Manufacturing Co., Ltd. (Semiconductors)	141,811	1,347,205

United Kingdom 16.19%		23,988,276
Barclays PLC (Diversified Banks)	67,100	455,637
Diageo PLC ADR (Distillers & Vintners)	47,500	3,343,050
GKN PLC (Auto Parts & Equipment)	626,000	2,627,114
Lloyds TSB Group PLC (Diversified Banks)	99,000	577,285
National Grid PLC (Multi-Utilities)	514,300	6,773,083
Tomkins PLC (Industrial Conglomerates)	700,000	1,714,222
United Utilities Group PLC (Multi-Utilities)	121,009	1,659,933
United Utilities Group PLC Ser B (Multi-Utilities)	156,600	527,691
Vodafone Group PLC (Wireless Telecommunication Services)	2,355,600	6,310,261

United States 57.22%		84,768,114
Altria Group, Inc. (Tobacco)	48,900	995,115
AT&T, Inc. (Integrated Telecommunication Services)	197,100	6,072,651
Automatic Data Processing, Inc. (Data Processing & Outsourced Services)	36,000	1,537,560

JH Tax-Advantaged Global Shareholder Yield Fund
Securities owned by the Fund on
July 31, 2008 (Unaudited)

Issuer		Shares	Value

United States (continued)
Bristol-Myers Squibb Co. (Pharmaceuticals)		117,300	2,477,376
CBS Corp. (Class B) (Broadcasting & Cable TV)		81,000	1,325,160
CenturyTel, Inc. (Integrated Telecommunication Services)		21,300	792,147
ConocoPhillips (Integrated Oil & Gas)		24,291	1,982,631
DaVita, Inc. (Health Care Services) (I)		13,700	765,145
Dow Chemical Co. (Diversified Chemicals)		21,800	726,158
Duke Energy Corp. (Electric Utilities)		380,900	6,696,222
Frontier Communications Corp. (Integrated Telecommunication Services)		43,471	502,525
General Electric Co. (Industrial Conglomerates)		59,838	1,692,817
Great Plains Energy, Inc. (Electric Utilities)		160,860	4,063,323
Iowa Telecommunications Services, Inc. (Integrated Telecommunication Services)		43,800	812,052
Laclede Group, Inc. (Gas Utilities)		8,200	347,762
Merck & Co., Inc. (Pharmaceuticals)		32,000	1,052,800
NiSource, Inc. (Multi-Utilities)		100,000	1,708,000
Packaging Corporation of America (Paper Packaging)		150,000	3,828,000
Pfizer, Inc. (Pharmaceuticals)		88,000	1,642,960
Philip Morris International, Inc. (Tobacco)		34,300	1,771,595
Progress Energy, Inc. (Electric Utilities)		140,300	5,936,093
Reynolds American, Inc. (Tobacco)		137,502	7,676,737
Southern Co. (Electric Utilities)		222,500	7,874,275
Southern Copper Corporation (Diversified Metals & Mining)		60,900	1,691,802
StatoilHydro ASA ADR (Integrated Oil & Gas)		92,000	2,978,960
U.S. Bancorp. (Diversified Banks)		39,900	1,221,339
UST, Inc. (Tobacco)		94,413	4,967,068
Verizon Communications, Inc. (Integrated Telecommunication Services)		151,600	5,160,464
WGL Holdings, Inc. (Gas Utilities)		86,900	3,000,657
Windstream Corp. (Integrated Telecommunication Services)		291,000	3,468,720

Preferred stocks 2.13%			$3,155,116
(Cost $3,239,021)

	Credit
Issuer, description	rating (A)	Shares	Value

United States 2.13%			3,155,116
Bank of America Corp., 6.50% (Diversified Banks)	AA-	33,800	797,680
Comcast Corp., 7.00% Ser B (Broadcasting & Cable TV)	BBB+	51,300	1,196,316
General Electric Capital Corp., 6.00% (Specialized Finance)	AAA	47,200	1,161,120

Total investments (Cost $165,425,584)† 97.89%			$145,016,736

Other assets and liabilities, net 2.11%			$3,127,131

Total net assets 100.00%			$148,143,867

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

ADR American Depositary Receipt

(A) Credit ratings are unaudited and are rated by Moody’s Investors Service where Standard & Poor’s ratings are not available unless indicated otherwise.

(I) Non-income producing security.

JH Tax-Advantaged Global Shareholder Yield Fund
Securities owned by the Fund on
July 31, 2008 (Unaudited)

† At July 31, 2008, the aggregate cost of investment securities for federal income tax purposes was $173,363,632. Net unrealized depreciation aggregated $28,346,896, of which $547,947 related to appreciated investment securities and $28,894,843 related to depreciated investment securities.

Written options for the period ended July 31, 2008 were as follows:

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Outstanding, beginning of period	1,338	$1,656,496

Options written	20,134	30,395,681

Options closed	(13,479)	(22,642,972)

Options expired	(5,958)	(7,278,420)

Outstanding, end of period	2,035	$2,130,785

Summary of written options on securities outstanding on July 31, 2008:

NAME OF ISSUER	NUMBER OF	EXERCISE	EXPIRATION
	CONTRACTS	PRICE	DATE	VALUE
CALLS
AMEX Natural Gas Index	55	660	August 2008	($6,325)
AMEX Securities Broker/Deal	240	150	August 2008	(158,400)
CBOE Mini-NDX Index	195	185	August 2008	(73,710)
Morgan Stanley Commodity	40	890	August 2008	(74,000)
Morgan Stanley Cyclical	45	840	August 2008	(159,300)
Morgan Stanley Technology	65	550	August 2008	(93,600)
Nasdaq 100 Index New Calc	20	1,850	August 2008	(75,600)
PHLX Housing Sector Index	335	110	August 2008	(296,475)
PHLX KBW Bank Index	355	60	August 2008	(252,050)
PHLX KBW Bank Index	250	70	August 2008	(41,250)
PHLX Oil Service Sector IDX	110	330	August 2008	(28,600)
Russell 2000 Index	50	690	August 2008	(156,900)
S&P 400 Midcap	45	800	August 2008	(78,525)
S&P 500 Index	55	1,260	August 2008	(143,000)
S&P 500 Index	175	1,275	August 2008	(315,000)
Total	2,035			($1,952,735)

Notes to portfolio of investments

Security valuation
The net asset value of common shares of the Fund is determined daily as of the close of the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. Short-term debt investments that have a remaining maturity of 60 days or less are valued at amortized cost, and thereafter assume a constant amortization to maturity of any discount or premium, which approximates market value. All other securities held by the Fund are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) as of the close of business on the principal securities exchange (domestic or foreign) on which they trade or, lacking any sales, at the closing bid price. Securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Securities for which there are no such quotations, principally debt securities, are valued based on the evaluated prices provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Debt securities whose prices cannot be provided by an independent pricing service are valued at prices provided by broker-dealers.

Other assets and securities for which no such quotations are readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of trading on the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are generally determined as of such times. Occasionally, significant events that affect the values of such securities may occur between the times at which such values are generally determined and the close of the NYSE. Upon such an occurrence, these securities will be valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

In deciding whether to make a fair value adjustment to the price of a security, the Board of Trustees or their designee may review a variety of factors, including developments in foreign markets, the performance of U.S. securities markets and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed, but the Fund is calculating the net asset value. In view of these factors, it is likely that a Fund investing significant amounts of assets in securities in foreign markets will be fair valued more frequently than a Fund investing significant amounts of assets in frequently traded, U.S. exchange listed securities of large-capitalization U.S. issuers.

For purposes of determining when fair value adjustments may be appropriate with respect to investments in securities in foreign markets that close prior to the NYSE, the Fund will, on an ongoing basis, monitor for “significant market events.” A significant market event may be a certain percentage change in the value of an index that tracks foreign markets in which Fund has significant investments. If a significant market event occurs due to a change in the value of the index, the pricing for investments in foreign markets that have closed prior to the NYSE will promptly be reviewed and potential adjustments to the net asset value will be recommended to the Fund’s Pricing Committee where applicable.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Options
The Fund may purchase and sell put and call options on securities (whether or not it holds the securities in its portfolio).

When the Fund writes a put or call option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently “marked-to-market” to reflect the current market value of the option written. If an option expires or if the Fund enters into an offsetting purchase option, the Fund realizes a gain (or loss if the cost of an offsetting purchase option exceeds the premium received when the option was written). If a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security with the proceeds of the sale increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security that the Fund purchases upon exercise of the option.

When the Fund purchases a put or call option, the premium paid by the Fund is included in the Portfolio of Investments and subsequently “marked-to-market” to reflect the current market value of the option. If the purchased option expires, the Fund realizes a loss for the cost of the option. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the original cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid.

The Fund may use options to manage exposure to fluctuations in currency values. Writing puts and buying calls may increase the Fund’s exposure to the underlying instrument. Buying puts and writing calls may decrease the Fund’s exposure to the underlying instrument. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts or if the counterparties do not perform under the terms of the contract.

For more information

Trustees
James F. Carlin, Chairman
James R. Boyle†
William H. Cunningham
Deborah C. Jackson
Charles L. Ladner*
Stanley Martin*
Dr. John A. Moore*
Patti McGill Peterson*
Steven R. Pruchansky
Gregory A. Russo*
*Members of the Audit Committee
†Non-Independent Trustee

Officers
Keith F. Hartstein
President and Chief Executive Officer

Thomas M. Kinzler
Secretary and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Gordon M. Shone
Treasurer

John G. Vrysen
Chief Operating Officer

Investment adviser
John Hancock Advisers, LLC
601 Congress Street
Boston, MA 02210-2805

Subadvisers
Epoch Investment Partners, Inc.
640 Fifth Avenue, 18th Floor
New York, NY 10019

Analytic Investors, Inc.
500 South Grand Avenue
23rd Floor
Los Angeles, CA 90071

Custodian
The Bank of New York Mellon
One Wall Street
New York, NY 10286

Transfer agent
Mellon Investor Services
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310

Legal counsel
K&L Gates LLP
One Lincoln Street
Boston, MA 02111-2950

Stock symbol
Listed New York Stock Exchange: HTY

How to contact us

Internet	www.jhfunds.com	
Mail	Mellon Investor Services Newport Office Center VII 480 Washington Boulevard Jersey City, NJ 07310	
Phone	Customer service representatives	**1-800-852-0218**
	Portfolio commentary	**1-800-344-7054**
	24-hour automated information	**1-800-843-0090**
	TDD line	**1-800-231-5469**

This report is for the information of the shareholders of John Hancock Tax-Advantaged Global Shareholder Yield Fund.

P14Q3 7/08
9/08

ITEM 2. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-Q, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Tax-Advantaged Global Shareholder Yield Fund

By: /s/ Keith F. Hartstein
-------------------------------------
Keith F. Hartstein
President and Chief Executive Officer

Date: September 19, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Keith F. Hartstein
-------------------------------------
Keith F. Hartstein
President and Chief Executive Officer

Date: September 19, 2008

By: /s/ Charles A. Rizzo
-------------------------------------
Charles A. Rizzo
Chief Financial Officer

Date: September 19, 2008